OMEGA PROTEIN®


Healthy Lives Through Better Nutrition

BMO Capital Markets Farm To Market Conference

May 20, 2015

Forward Looking Statements

The statements contained in this presentation that are not historical facts are forward-looking statements that involve a number of risks and uncertainties. Forward-looking information may be based on projections, predictions and estimates. In this presentation and in reports we file or furnish with the SEC, and in related comments by our management, we use words like "anticipate," "appears," "approximately," "believe," "continue," "could," "designed," "effect," "estimate," "evaluate," "expect," "forecast," "goal," "initiative," "intend," "may," "objective," "outlook," "plan," "potential," "priorities," "project," "pursue," "see," "seek," "should," "target," or the negative of any of those words or similar expressions to identify forward-looking statements that represent our current judgment about possible future events. In making these statements we rely on assumptions and analyses based on our experience and perception of historical trends, current conditions and expected future developments, as well as other factors we consider appropriate under the circumstances. We believe these judgments are reasonable, but these statements are not guarantees of any events or financial results, and our actual results may differ materially due to a variety of important factors, both positive and negative. These factors include among others the following:

(1) the Company's ability to meet its raw material requirements through its annual menhaden harvest, which is subject to fluctuations due to natural conditions over which the Company has no control, such as varying fish population, fish oil yields, adverse weather conditions, natural and other disasters and disease; (2) the impact of laws and regulations that may be enacted that may restrict the Company's operations or the sale of the Company's products or increase the cost of compliance; (3) the impact of worldwide supply and demand relationships on prices for the Company's products; (4) the Company's expectations regarding demand and pricing for its products proving to be incorrect, and the effect of forward sales of products on the Company's financial results; (5) fluctuations in the Company's quarterly operating results due to the seasonality of the Company's business, estimates of standard cost for inventory and subsequent adjustments to such costs, and the Company's deferral of inventory sales based on worldwide prices for competing products; (6) the Company's ability to realize the anticipated benefits from its acquisitions in the human nutrition business, and specifically, to integrate successfully its most recent acquisition of Bioriginal; (7) the Company's expectations regarding Nutegrity or Bioriginal, their future prospects and the dietary supplement market or the human health and wellness segment generally, proving to be incorrect; (8) increase in the price and shortage of key raw materials that could adversely affect Bioriginal's and Nutegrity's businesses; and (9) the cost of compliance or potential restrictions on sales caused by laws and regulations regarding fish meal or oil importation into foreign jurisdictions. Other factors are described in further detail in the Company's filings with the SEC. Except as required by law, the Company expressly disclaims any intention or obligation to revise or update any forward-looking information whether as a result of new information, future events or otherwise.

Some of the information in this presentation is derived from third-party sources. While we believe this information to be reliable, we have made no independent investigation of these third-party sources or attempted to verify the veracity of the third-party data in any way.

Omega Protein At A Glance

our vision

to be the trusted company for innovative, healthy solutions



8
manufacturing facilities



Fishing fleet
30+
vessels



NUTRITION
industry
animal & human



2014 REVENUE
$308M



1,150
employees
WORLD-WIDE



EXPORT to
40+
countries

OME
LISTED
NYSE

OMEGA PROTEIN

Food, Nutrition, and Health Trends



GLOBAL POPULATION[1]

2015e | 7.2 billion



3X Sales GROWTH HEALTH AND WELLNESS products versus conventional[2]



GROWING Global Middle Class[3]

1.8B	3.2B	4.9B
2009	2020	2030



57% consumers WANT more PROTEIN[5]



per capita global FISH CONSUMPTIO

1960	2010
22lbs	41lbs



31% increase[4]

2003-2013 POPULATION 60+



by 2030 62% of ALL SEAFOOD will be FARM-RAISED[7]

Sources: World Population- 1. World Bank, 2011; 2. Roth, Bill. "American Consumers Gobble Healthy Foods at Unprecedented Rate". Triple Pundit; 3. Pezzini, Mario. "An Emerging Middle Class." OECD Observer; 4. "Highlights". Administration on Aging. U.S. Department of Health and Human Services; 5. 2014 Food and Health Survey. International Food Information Council (IFIC). 6. "2012 State of World Fisheries and Agriculture Report." United Nation's Food and Agriculture Organization. 7. "Fish to 2030: Prospects for Fisheries and Aquaculture." The World Bank.

OMEGA PROTEIN®

End Markets


plant oils
dairy protein
salmon
essential fatty acids
nutra-ceuticals
pork
supplements

2014 Sales by Customer Segment


Companion
Aquaculture
Livestock
Food & Supplement
18%
38%
20%
24%

Products


% of Revenue by Product Category 2014
PROTEIN
SPECIALTY OILS & FATTY ACIDS
OTHER NUTRIENTS
53%
43%
4%
Proteins
MARINE
93%
DAIRY
7%
Specialty Oils
MARINE
79%
PLANT
21%

Global Distribution

% of 2014 Revenue



57%
N. AMERICA
23%
EUROPE
19%
ASIA
1%
S. AMERICA

Strategic Business Model


DEVELOP
SOURCE
PROCESS
BLEND
PACKAGE
MARKET
& SELL

Value Proposition


LEADERIN PROTEIN& LIPID INNOVATION
SUSTAINABLY SOURCED PRODUCTS
TRACEABILITY & TRUST
CUSTOMER DRIVEN PRODUCT DEVELOPMENT

Strategic Growth Objectives


CREATE SHAREHOLDER VALUE
GOAL
INCREASE PROFITS & CASH FLOWS
DECREASE EARNINGS VOLATILITY
RESULTS
NEW PRODUCTS & CAPABILITIES
IMPROVE OPERATING & CAPITAL EFFICIENCY
GROW SALES & CAPTURE MARKET SHARE
LEVERS

Strategic Steps

OMEGA PROTEIN HAS TAKEN SEVERAL STEPS TO CREATE GROWTH OPPORTUNITIES.

Expanded into Dietary Supplements

2010





2011

Expanded Value Chain

Expanded Protein Platform Beyond Menhaden

2013





2014

Expanded Fatty Acid Platform Beyond Menhaden

OMEGA PROTEIN®


NEW YORK STOCK EXCHANGE

FINANCIAL HIGHLIGHTS

Financial Objectives Drive Capital Allocation

FINANCIAL OBJECTIVES

GROW EARNINGS & CASH FLOWS	REDUCE VOLATILITY	REDUCE MAINTENANCE CAPITAL INTENSITY

CAPITAL ALLOCATION PRIORITIES

REINVEST IN THE BUSINESS			GROWTH	
Maintenance CapEX	Regulatory CapEX	Technology CapEX	Organic Growth	Mergers & Acquisitions

Investing in Growth and Diversification


TOTAL REVENUE
(MILLION U.S. $)
$300
$250
$200
$150
$100
$50
$0
ANIMAL NUTRITION
FISH MEAL
FISH OIL
OTHER
HUMAN NUTRITION
FISH OIL
PLANT OIL
DAIRY PROTEIN
NUTRACEUTICALS
2010
2014

OBJECTIVE 1:
Grow Earnings & Cash Flows

- New lines of business accelerate growth & diversify business
- Legacy business benefits from long term average annual price appreciation of over 8%

OBJECTIVE 2:
Reduce Volatility

- % of revenues from Fish Meal down from 69% to 48%
- % of revenues tied to OME's fish catch down from 100% to 80%

OBJECTIVE 3:
Reduce Maintenance Capital Intensity

- New lines of business require significantly less maintenance capital

Income Statement Highlights

REVENUE 2010-2014
Million U.S. $



$174
$252
$236
$244
$309
2010
2011
2012
2013
2014
Animal
Human

Strong industry fundamentals yield healthy margins over time

Seasonal factors can create short-term volatility

Strong cash flow generation

GROSS MARGIN 2010-2014
Million U.S. $



28%
22%
18%
34%
25%
$49
$55
$42
$83
$78
2010
2011
2012
2013
2014
Gross Profit
Gross Margin

EBITDA 2010-2014
Million U.S. $



27%
18%
15%
31%
23%
$47
$46
$36
$77
$70
2010
2011
2012
2013
2014
EBITDA
EBITDA Margin

OMEGA PROTEIN®

* See Appendix for a reconciliation of EBITDA to net income

Favorably Positioned vs. Peers

ADJUSTED EBIT* MARGIN 2010-2014
Million U.S. $



$60
$50
$40
$30
$20
$10
$0
25%
20%
15%
10%
5%
0%
18%
12%
7%
23%
16%
$32
$30
$18
$55
$48
2010
2011
2012
2013
2014
EBIT
EBIT Margin

despite volatility
OPERATING MARGINS compare
FAVORABLY to peers

PEER GROUP MEDIAN 2014 EBIT %

12.5% Food Ingredients
12.5% Vitamins, Minerals & Supplements

8.0% Protein Processing
6.9% Dairy Products
6.8% Natural/Organic & Functional Foods

4.1% Agricultural Products
3.5% Private Label

OMEGA PROTEIN®

* See Appendix for a reconciliation of Adjusted EBIT to net income; peer group data per Baird Global Food & Beverage Monthly, January 2015, median 12/31/14 EBIT margins

Balance Sheet Highlights

DEBT* BALANCE 2010-2014

Million U.S. $



$35
$31
$28
$24
$35
2010
2011
2012
2013
2014

*Debt includes capital leases

12/31/14 CREDIT METRICS

Debt: EBITDA	0.5x
Debt: Book Capital	12%
Available Liquidity	$65M

Strong Balance Sheet and Ample Liquidity provide **Financial Flexibility** to

WITHSTAND VOLATILITY

EXECUTE GROWTH STRATEGY

OMEGA PROTEIN®



APPENDIX

Omega Protein Gross Profit Drivers

Animal Segment Gross Profit

$72.6M
29.8% of revenues

Human Segment Gross Profit

$5.0M
7.7% of revenues

Omega Protein Consolidated Gross Profit

$77.6M
25.1% of revenues

2014 Results Displayed

Animal Nutrition Gross Profit Drivers


REVENUE PER TON
$1,390
KEY DRIVERS
Market Prices
Forward Contracting
Product Mix
REVENUE
$243.8M
SALES VOLUME
175,362 tons
KEY DRIVERS
Production
Catch
Yield
Inventory Carryover
Animal Segment Gross Profit
$72.6M
29.8% of revenues
COST OF SALES
$171.2M
COST PER TON
$976
KEY DRIVERS
Catch
Yield
Production Costs
Product Mix
LEGEND
Key Input
2014 Results

Human Nutrition Gross Profit Drivers


REVENUE
KEY DRIVERS
Plant Oil Sales
Fish Oil Sales
Dairy Protein Sales
Other Nutraceutical Sales
Tolling Revenues
$64.8M
Human Segment Gross Profit
$5.0M
7.7% of revenues
GROSS MARGIN %
7.7%
KEY DRIVERS
Capacity Utilization
Production Costs
Market Prices
Product Mix
LEGEND
Key Input
2014 Results

OME Key Historical Drivers

		2009	2010	2011	2012	2013	2014
	ANIMAL NUTRITION SEGMENT						
	FINANCIAL DRIVERS						
(A)	Fish Catch (short tons)	469,067	473,657	602,062	578,392	485,626	394,281
	Implied Total Yield	38.4%	37.0%	34.5%	33.6%	39.2%	35.1%
(C)	Total Production (tons)	180,109	175,468	207,763	194,197	190,146	138,209
(D)	Volume Sold	204,488	161,781	223,969	202,177	157,313	175,362
(E)	Revenue Per Ton	$ 845	$ 1,063	$ 1,052	$ 1,045	$1,355	$1,390
(F)	Cost per Ton	$ (807)	$ (764)	$ (832)	$ (859)	$(867)	$(976)
	FINANCIAL RESULTS ($ in millions)						
(G)=(D)(E)*[1]	Revenue	$ 172.7	$ 172.0	$ 236.5	$ 213.7	$213.2	$243.8
(H)=(D)(F)*[1]	Cost of Sales	$ (165.0)	$ (123.6)	$ (187.1)	$ (176.6)	$(136.1)	$(171.2)
(I)=(G)-(H)	Gross Profit	$ 7.7	$ 48.4	$ 49.4	$ 37.1	77.1	72.6
(J)=(I)/(G)	Gross Margin (Gross Profit as a Percent of Revenues)	4.4%	28.1%	20.9%	17.3%	36.2%	29.8%
	HUMAN NUTRITION SEGMENT						
	FINANCIAL DRIVERS ($ in millions)						
(K)	Revenues	$ 1.1	$ 1.8	$ 15.3	$ 22.0	$31.1	$64.8
(L)	Gross Margin	N.M.	46.2%	34.6%	22.8%	18.2%	7.7%
	Acquisitions		Cyvex (December, 2010)	InCon (September, 2011)		Wisconsin Specialty Protein (February, 2013)	Bioriginal (September, 2014)
	FINANCIAL RESULTS ($ in millions)						
(K)	Revenue	$ 1.1	$ 1.8	$ 15.3	$ 22.0	$31.1	$64.8
(M)=(K)-(N)	Cost of Sales	$ (0.6)	$ (1.0)	$ (10.0)	$ (17.0)	$(25.4)	$(59.8)
(N)=(K)(L)*	Gross Profit	$ 0.5	$ 0.8	$ 5.3	$ 5.0	5.7	5.0
(L)	Gross Margin	N.M.	46.2%	34.6%	22.8%	18.2%	7.7%
	Consolidated Financial Results ($ in millions)						
(O)=(G)+(K)	Revenue	$ 173.8	$ 173.8	$ 251.8	$ 235.7	$244.3	$308.6
(P)=(H)+(M)	Cost of Sales	$ (165.6)	$ (124.6)	$ (197.1)	$ (193.6)	$(161.5)	$(231.0)
(Q)=(O)-(P)	Gross Profit	$ 8.2	$ 49.2	$ 54.7	$ 42.1	82.8	77.6
(R)=(Q)/(O)	Gross Margin	4.7%	28.3%	21.7%	17.8%	33.9%	25.1%

OMEGA PROTEIN®

[1] Also includes miscellaneous adjustments related to Omega Shipyard.

Supply Not Keeping Up With Demand

GLOBAL FISH MEAL PRODUCTION

Thousand Metric Tons



6,226
5,868
5,092
5,052
4,972
4,903
4,569
5,653
4,564
4,676
4,182
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

GLOBAL FISH OIL PRODUCTION

Thousand Metric Tons



1,129
988
983
1,061
1,056
1,032
864
1,080
921
894
873
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

RISING DEMAND + FLAT SUPPLY = RISING PRICES

OMEGA PROTEIN REVENUE PER TON*

U.S. $



$561
$575
$661
$806
$978
$845
$1,063
$1,052
$1,045
$1,355
$1,390
Trailing 10-year CAGR
12.1%
10.3%
8.3%
10.5%
9.5%
2004
2006
2008
2010
2012
2014

OMEGA PROTEIN®

Source: "Yearbook of Statistics 2015", IFFO

* Excludes human nutrition segment

Regulation G Reconciliation

The following table provides a reconciliation of Adjusted EBIT and Adjusted EBITDA*, non-GAAP (Generally Accepted Accounting Principles) financial measures, to net income, the most directly comparable financial measure calculated and presented in accordance with GAAP, for fiscal years ended December 31, 2010 , 2011, 2012, 2013, 2014.

	2010	2011	2012	2013	2014
Net Income (loss)	18	34	4	31	18
Reconciling items:					
Interest expense	2	2	1	1	1
Income tax provision (benefit)	10	18	7	15	12
Charge related to investigation	-	1	8	-	-
Net loss on disposal of assets	1	2	(2)	7	8
GCCF, 2008 and 2005 hurricane settlements	-	(27)	-	-	-
Impairment of intangible assets	-	-	-	-	5
Acquisition-related costs	1	-	-	1	4
Adjusted EBIT	32	30	18	55	48
Depreciation and amortization	15	16	18	22	22
Adjusted EBITDA	47	46	36	77	70

Regulation G Reconciliation

*Adjusted EBIT represents net income before interest expense, income tax, investigation charge, net loss on disposal of assets, the Gulf Coast Claims Facility (Deepwater Horizon claim) and 2008 and 2005 hurricane litigation settlements, impairment of intangible assets and acquisition-related costs. Adjusted EBITDA represents Adjusted EBIT before depreciation and amortization. The Company has reported Adjusted EBIT and Adjusted EBITDA because it believes Adjusted EBIT and Adjusted EBITDA are measures commonly reported and widely used by investors as indicators of a company's operating performance. The Company believes Adjusted EBIT and Adjusted EBITDA assist such investors in comparing a company's performance on a consistent basis. Adjusted EBIT and Adjusted EBITDA are not calculations based on GAAP and should not be considered alternatives to net income in measuring our performance or used as exclusive measures of cash flow because they do not consider the impact of working capital changes, capital expenditures, debt principal reductions and other sources and uses of cash which are disclosed in our consolidated statements of cash flows. Investors should carefully consider the specific items included in our computation of Adjusted EBIT and Adjusted EBITDA. While Adjusted EBIT and Adjusted EBITDA have been disclosed herein to permit a more complete comparative analysis of our operating performance relative to other companies, investors should be cautioned that Adjusted EBIT and Adjusted EBITDA as reported by us may not be comparable in all instances to Adjusted EBIT and Adjusted EBITDA as reported by other companies. Adjusted EBIT and Adjusted EBITDA amounts may not be fully available for management's discretionary use, due to certain requirements to conserve funds for capital expenditures, debt service and other commitments, and therefore management relies primarily on our GAAP results. Adjusted EBIT and Adjusted EBITDA are not intended to represent net income as defined by GAAP and such information should not be considered as an alternative to net income, cash flow from operations or any other measure of performance prescribed by GAAP in the United States.